                                                                   EXHIBIT 10.24
                                                                  CONFORMED COPY

GOLDMAN SACHS CREDIT PARTNERS L.P.           MORGAN STANLEY SENIOR FUNDING, INC.
C/O GOLDMAN, SACHS & CO.                     1585 BROADWAY
85 BROAD STREET                              NEW YORK, NEW YORK  10036
NEW YORK, NEW YORK  10004



                                COMMITMENT LETTER


PERSONAL AND CONFIDENTIAL

February 26, 2001

Mr. Kent Kalkwarf
Chief Financial Officer
Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
12444 Powerscourt Drive
St. Louis, Missouri 63131

Ladies and Gentlemen:

                  We are pleased to confirm the arrangements under which Goldman Sachs Credit Partners L.P. ("GSCP") and Morgan Stanley Senior Funding, Inc. ("MSSF" and, together with GSCP, the "Administrative Agents") are exclusively authorized by Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation (collectively, "Charter") to act as joint arrangers and joint syndication agents in connection with the bridge loans described herein, and, together with any additional initial lenders arranged for by Charter pursuant to Section 1(b) hereof and made party to this Commitment Letter (collectively with GSCP and MSSF, the "Initial Lenders") and any other entities that become lenders in accordance with the syndication arrangements set forth below (collectively with the Initial Lenders, the "Lenders"), commit, severally and not jointly, to provide the bridge loans described herein, in each case on the terms and subject to the conditions set forth in this letter and the attached Annex A (together, the "Commitment Letter") and the Fee Letter (as defined below).

                  We understand that Charter has entered into agreements, dated today, with AT&T Broadband & Internet Services ("AT&T") to acquire certain cable systems owned by AT&T in Alabama, Missouri and Nevada (collectively, the "Acquisition"). We understand that Charter may require funds on an interim basis, in the form of bridge loans, to fund the Acquisition and Charter's accelerated capital expenditure plan and for general corporate purposes.

         1. Commitment. (a) Each of GSCP and MSSF is pleased to confirm its commitment (each a "Commitment"), severally and not jointly, to provide Charter with Senior Increasing Rate Bridge Loans (the "Bridge Loans"), in the principal amount set forth opposite its name on Schedule I hereto, or such lesser pro rata amount as Charter may specify, having the terms set forth on Annex A, on the terms and subject to the conditions contained in this Commitment Letter; provided that the Commitments of GSCP and MSSF shall be reduced, on a pro rata basis, by an amount equal to the aggregate amount of additional commitments arranged by Charter pursuant to Section 1(b) hereof. Each Lender's Commitment is subject to the conditions set forth in this Commitment Letter, including, without limitation, the conditions precedent set forth in Annex A hereto, and to the negotiation, execution and delivery of definitive documentation, including, without limitation, a bridge loan agreement (the "Bridge Loan Agreement"), consistent with the terms of Annex A hereto and satisfactory to each of Charter, the Lenders and their counsel and the satisfaction of the terms, conditions and covenants contained therein. The terms of this Commitment Letter are intended as an outline of certain of the material terms of the Bridge Loans, but do not include all of the terms, conditions, covenants, representations, warranties, default clauses and other provisions that will be contained in the Bridge Loan Agreement.

         (b) Charter shall have the right, for a period of 15 business days after the date of the first announcement by Charter of the proposed Acquisition, to arrange for additional banks or financial institutions to commit to provide Bridge Loans pursuant to this Commitment Letter up to an aggregate amount of $600 million, subject to the consent of the Administrative Agents to any such additional bank or financial institution (which consent will not be unreasonably withheld). Charter, GSCP and MSSF agree to amend and restate this Commitment Letter as soon as practicable after the earlier of (x) the last day of such 15-day period and (y) the date that Charter notifies the Administrative Agents that it has arranged an aggregate of $600 million in additional commitments hereunder, to add hereto any such additional banks or financial institutions and to reflect their respective commitments to provide Bridge Loans in accordance with the terms of this Commitment Letter (as well as their pro rata allocation of the fees set forth in the Fee Letter (as herein defined)), the maximum aggregate commitments hereunder for all Lenders not to exceed $2 billion.

         (c) Notwithstanding the foregoing, if the Acquisition or any part thereof is not completed for any reason or if either Charter or AT&T, or any of their respective affiliates, publicly announces its intent (or if Charter decides or is notified that AT&T has decided) not to pursue or complete the Acquisition or any part thereof for any reason, the Commitments of the Lenders hereunder shall be automatically and permanently reduced, on a pro rata basis, by the principal amount or amounts set forth on Schedule II hereto, up to $1 billion. Charter shall promptly notify the Administrative Agents of any decision by it or AT&T not to pursue or complete the Acquisition or any part thereof.

         2. Fees and Expenses. The fees for these services are set forth in a separate fee letter (the "Fee Letter"), dated the date hereof, entered into by GSCP, MSSF and Charter. In addition, pursuant to an engagement letter (the "Engagement Letter"), dated the date hereof, among Charter, Charter Communications, Inc., Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and, together with Goldman Sachs, the "Underwriters"), Charter and Charter Communications, Inc. have agreed to offer the Underwriters the right to act as the exclusive initial purchasers, underwriters or placement agents in connection with the sale of Securities (as defined in the Engagement Letter) and to offer Goldman Sachs and Morgan Stanley the right to act as joint bookrunners, in each case, pursuant to the terms of the Engagement Letter.

         3. Syndication. The Administrative Agents intend and reserve the right to syndicate the Commitments and/or the Bridge Loans to other Lenders (the "Syndication"), subject to Section 1(b) hereof. The Administrative Agents will lead the Syndication, including determining the timing of all offers to potential Lenders and the acceptance of commitments, any title of agent or similar designations awarded to Lenders, the amounts offered and the compensation provided to each Lender from the amounts to be paid to the Administrative Agents pursuant to the terms of this Commitment Letter and the Fee Letter. Subject to Section 1(b), the Administrative Agents will determine the identity of any entities that become Lenders after the date hereof and the final commitment allocations subject to the consent of Charter, which will not be unreasonably withheld, and will notify Charter of such determinations. Pursuant to the syndication process described herein, the rights and obligations of each Lender, including the right and obligation to make any Bridge Loan, may (with the consent of the Administrative Agents (in their sole discretion) prior to the earlier of (x) the date that is four months after the Closing Date (as defined in Annex A) and (y) the date on which the Syndication has been completed (as determined by the Administrative Agents), and thereafter with the consent of the Administrative Agents (such consent not to be unreasonably withheld), in each case subject to the consent of Charter in the case of transfers to non-affiliates, which consent will not be unreasonably withheld) be assigned by such Lender, in whole or in part, to any other bank, financial institution or other investor and upon such assignment, the assignee shall become a Lender hereunder and the assigning Lender will be relieved from all obligations with respect to any Commitment assigned. Prior to the date that is four months after the Closing Date, the Commitments and/or Bridge Loans of the Initial Lenders shall be reduced on a pro rata basis as and when commitments are received from other Lenders in the Syndication. To ensure an orderly and effective Syndication of the Bridge Loans, Charter agrees that until the later of the termination of the Syndication as determined by the Administrative Agents and 90 days following the date of initial funding under the Bridge Loans, Charter will not and will not permit any of its subsidiaries to syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt or preferred or common equity security (other than the Bridge Loans), including any renewals or refinancings of any existing debt facility or debt or preferred equity security, without the prior written consent of the Administrative Agents (which consent will not be unreasonably withheld). Notwithstanding the foregoing, Charter may syndicate (and take appropriate actions in connection therewith) at any time (x) up to an aggregate of $590 million currently permitted to be incurred under the incremental term facilities, or greenshoes, under the current Falcon and Charter Operating credit facilities (not to exceed $400 million in the case of the Charter Operating facility) less the aggregate amount of any additional Falcon credit facility commitments syndicated pursuant to the following clause and (y) the refinancing or replacement of the current Falcon credit facility (including the syndication of up to $590 million in additional commitments in connection therewith less the aggregate amount of Falcon and Charter Operating incremental term facility borrowings syndicated under the preceding clause (x)). The Lenders acknowledge that Charter has no obligation to utilize the financing offered hereby and can terminate this Commitment Letter at any time.

         4. Cooperation. Charter agrees to cooperate, and to cause its affiliates to cooperate, with the Administrative Agents in connection with (i) the preparation of an information package regarding the business, operations and prospects of Charter including, without limitation, the delivery of all information relating to the transactions contemplated hereunder and all other information deemed reasonably necessary by the Administrative Agents to complete the syndication of the Commitments and/or Bridge Loans and (ii) the presentation of such information package in lender meetings and other communications with prospective Lenders in connection with the syndication of the Bridge Loans. Charter agrees to make its representatives and senior management reasonably available to meet with the Lenders and prospective Lenders and rating agencies and to make customary "road show" presentations at such locations as the Administrative Agents may reasonably suggest. Charter shall be solely responsible for the contents of any such information package and presentation (other than information concerning the Lenders and the syndication process) and acknowledges that the Lenders will be using and relying upon the information contained in such information package and presentation without independent verification thereof. In addition, Charter represents and covenants that all information provided by Charter or its agents to the Administrative Agents or the other Lenders in connection with the transactions contemplated hereunder is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Charter agrees to supplement such information from time to time until the Closing Date and, if requested by the Administrative Agents in writing, for a reasonable period thereafter (not to exceed six months) necessary to complete the syndication of the Commitments and/or Bridge Loans, so that the representations and covenants contained in the preceding sentence remain correct.

         5. Indemnification and Contribution. In partial consideration for our commitments hereunder, Charter hereby agrees to indemnify and hold harmless each Lender, each of the members or shareholders or other investors or holders of interests in, or other transferees of any Lender (collectively, "Additional Investors"), any affiliates of the Lenders and the Additional Investors, and each other person, if any, controlling the Lenders or any Additional Investors and any of their respective affiliates, and any of the directors, officers, agents and employees of any of the foregoing (each, an "Indemnified Person") from and against any losses, claims, damages or liabilities related to, arising out of or in connection with the matters which are the subject of the commitments made hereunder (including, without limitation, any use made or proposed to be made by Charter of the proceeds from the transactions referred to above) (collectively, the "Subject Matter"), and will reimburse any Indemnified Person for all expenses (including fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with the Subject Matter, whether or not pending or threatened and whether or not such action, claim, suit, investigation or proceeding is brought by you, your affiliates, creditors or any Indemnified Person, or any Indemnified Person is otherwise a party thereto. Charter will not, however, be responsible to an Indemnified Person for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of such Indemnified Person. Charter also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to Charter for or in connection with the Subject Matter, except for any such liability for losses, claims, damages or liabilities incurred by Charter that are finally judicially determined to have resulted from the bad faith or gross negligence of such Indemnified Person. No Lender shall be liable or responsible for any consequential damages that may be alleged as a result of any failure to fund the Bridge Loans.

                  Charter will not, without the prior written consent of the Lenders, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes a full and unconditional release of each Indemnified Person from any liabilities arising out of such action, claim, suit, investigation or proceeding. No Indemnified Person seeking indemnification, reimbursement or contribution under this agreement will, without Charter's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding referred to in the preceding paragraph.

                  If the indemnification provided for in the second preceding paragraph of this Commitment Letter is judicially determined to be unavailable (other than in accordance with the terms hereof) to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Indemnified Person hereunder, Charter agrees to contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (and expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to Charter on the one hand, and the Lenders, on the other hand, of the financing or (ii) if the allocation provided by clause (i) is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Charter on the one hand, and the Lenders, on the other hand, as well as any other relevant equitable considerations; provided that in no event shall any Lender's contribution to the amount paid or payable exceed the aggregate amount of fees actually received by such Lender under the Fee Letter.

         6. Confidentiality. Please note that this Commitment Letter, the Fee Letter, the Engagement Letter and any written or oral advice provided by the Initial Lenders in connection with this arrangement is exclusively for the information of the Board of Directors of Charter and may not be disclosed to any other party or circulated or referred to publicly without the Initial Lenders' prior written consent, except, after providing written notice to the Initial Lenders, pursuant to law or a subpoena or order issued by a court of competent jurisdiction or by a judicial, administrative or legislative body or committee. In addition, we hereby consent to your disclosure of this Commitment Letter, the Fee Letter, the Engagement Letter and such advice to your officers, directors, agents and advisors who are directly involved in the consideration of the Bridge Loans to the extent such persons are obligated to hold such material in confidence and to the filing, after notice to the Administrative Agents, of this Commitment Letter with the SEC, if required, and the description of this Commitment Letter in any SEC filing, to the extent required.

         7. Additional Matters. You may not assign any of your rights or be relieved of any of your obligations hereunder without the prior written consent of each of the Lenders. As you know, each of the Lenders is a full service securities firm and as such may from time to time effect transactions, for its own account or the account of customers, and hold positions in securities or options on securities of any of Charter Communications, Inc., Charter and their subsidiaries (collectively, the "Charter Entities") and other companies that may be the subject of this arrangement. In addition, the Administrative Agents may employ the services of their affiliates in providing certain services hereunder and may exchange with such affiliates information concerning any of the Charter Entities and their subsidiaries and other companies that may be the subject of this arrangement.

         8. Choice of Law. This Commitment Letter shall be governed by and construed in accordance with the laws of the State of New York.

         9. Trial by Jury. Charter (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) waives any right to trial by jury in any action, claim, suit or proceeding arising out of or in connection with this Commitment Letter, the Engagement Letter and the Fee Letter.

         The Lenders' Commitments hereunder shall terminate on the earlier of
(x) December 31, 2001 and (y) the execution and delivery of the Bridge Loan Agreement, subject to the terms and conditions contained herein.

                  Please confirm that the foregoing is in accordance with your understanding by signing and returning to each of GSCP and MSSF one of the enclosed copies of this Commitment Letter, together, if not previously executed and delivered, with the Fee Letter and the Engagement Letter on or before the close of business, on the date first above written, whereupon this Commitment Letter, the Fee Letter and the Engagement Letter shall become binding agreements among us. If not signed and returned as described in the preceding sentence by such date, this offer will terminate on such date. We look forward to working with you on this transaction.

                                      Very truly yours,


                                      GOLDMAN SACHS CREDIT PARTNERS L.P.


                                      By: /s/ Ed Forst
                                         ---------------------------------------
                                                      Authorized Signatory


                                      MORGAN STANLEY SENIOR FUNDING, INC.


                                      By: /s/ John R. Orem
                                         ---------------------------------------
                                                      Authorized Signatory



                                      Confirmed as of the date above:


                                      CHARTER COMMUNICATIONS HOLDINGS, LLC


                                      By: /s/ Eloise A. Engman
                                         ---------------------------------------
                                         Eloise A. Engman
                                         Vice President


                                      CHARTER COMMUNICATIONS HOLDINGS
                                      CAPITAL CORPORATION


                                      By: /s/ Eloise A. Engman
                                         ---------------------------------------
                                         Eloise A. Engman
                                         Vice President

                                   Schedule I


                                   Commitments



Lender                                                  Commitment
------                                                  ----------
Goldman Sachs Credit Partners L.P.                      $1,000.0 million
Morgan Stanley Senior Funding, Inc.                     $1,000.0 million
                                                        ----------------

                        Total                           $2,000.0 million

                                   Schedule II

            Amount of Commitment Reductions Pursuant to Section 1(c)

         Cable Systems                               Principal Amount of Commitment Reduction
         -------------                               ----------------------------------------
         St. Louis, Missouri                                   $631.0 million

         Nevada                                                $178.0 million

         Alabama                                               $191.0 million
                                                               --------------

                           Total                             $1,000.0 million

                                     ANNEX A


                 SUMMARY OF TERMS AND CONDITIONS OF BRIDGE LOANS


         This Summary of Terms and Conditions outlines certain terms of the Bridge Loans and the Bridge Loan Agreement referred to in the Commitment Letter, of which this Annex A is a part. Certain capitalized terms used herein are defined in the Commitment Letter.

BORROWERS...........................................    Charter Communications Holdings, LLC and Charter
                                                        Communications Holdings Capital Corporation
                                                        (collectively, "Charter"), jointly and severally
                                                        liable.

LOANS...............................................    Senior Increasing Rate Bridge Loans in a principal
                                                        amount of up to $2.0 billion, subject to reduction
                                                        as set forth in Section 1(c) of the Commitment
                                                        Letter and as otherwise provided herein (the
                                                        "Bridge Loans").

NUMBER OF PERMITTED DRAWS...........................    Two (the first such draw, "Draw 1 Bridge Loan" and
                                                        the second such draw, "Draw 2 Bridge Loan") on or
                                                        prior to December 31, 2001.

MINIMUM DRAW AMOUNT.................................    $500 million.

NOTICE..............................................    Charter must provide written notice to the
                                                        Administrative Agents three business days prior to
                                                        any requested funding date.

MATURITY............................................    The Bridge Loans mature one year from the date of
                                                        the making of Draw 1 Bridge Loan (the "Maturity
                                                        Date").  If, upon the Maturity Date, the Bridge
                                                        Loans have not been previously repaid in full, and
                                                        provided no Conversion Default (as defined below)
                                                        has occurred and is continuing, the outstanding
                                                        Bridge Loans shall be automatically converted into
                                                        Senior Term Loans (each a "Term Loan") due on the
                                                        nine-year anniversary of the Maturity Date.

                                                        At any time on or after the Maturity Date,
                                                        at the option of the applicable Lender, the
                                                        Senior Term Loans may be exchanged in whole
                                                        or in part for Senior Exchange Notes due on
                                                        the nine-year anniversary of the Maturity
                                                        Date (the "Exchange Notes") having an equal
                                                        principal amount. The initial date of
                                                        funding of the Draw 1 Bridge Loan is
                                                        hereinafter referred to as the "Closing
                                                        Date."

                                                        "Conversion Default" shall have the same meaning
                                                        (with all necessary and appropriate changes having
                                                        been made) as the term "Conversion Default" set
                                                        forth in Section 1.1 of the Senior Bridge Loan
                                                        Agreement, dated as of August 4, 2000 (the "August
                                                        Agreement"), among Charter and the initial lenders,
                                                        the sole arranger and the agents parties thereto.


                                                        The Senior Term Loans will be governed by the
                                                        provisions of the Bridge Loan Agreement and will
                                                        have the same terms as the Bridge Loans, except
                                                        as expressly set forth on Exhibit 1 to this
                                                        Annex A. The Exchange Notes will be issued
                                                        pursuant to an Indenture that will have the terms
                                                        set forth on Exhibit 1 to this Annex A.

INTEREST............................................    The Draw 1 Bridge Loan will initially bear interest
                                                        at a rate per annum equal to (a) the bid-side yield
                                                        (as confirmed by the Administrative Agents), as of
                                                        the Closing Date, on the 11.125% Senior Notes due
                                                        2011 of Charter or, at the discretion of the
                                                        Administrative Agents, such other issue of cash-pay
                                                        senior notes of Charter (the "Benchmark Notes")
                                                        less (b) 25 basis points.  If the Draw 1 Bridge
                                                        Loan is not repaid in whole within 90 days
                                                        following the Closing Date, the interest rate on
                                                        such outstanding Bridge Loan will increase by

                                                        125 basis points at the end of such 90-day
                                                        period and will increase by an additional 50
                                                        basis points at the end of each 90-day
                                                        period thereafter. The last day of each such
                                                        period being a "Step-Up Date."

                                                        The Draw 2 Bridge Loan will initially bear interest
                                                        at a rate per annum equal to the greater of (a) the
                                                        interest rate on the Draw 1 Bridge Loan on the date
                                                        of funding of the Draw 2 Bridge Loan and (b) the
                                                        bid-side yield (as confirmed by the Administrative
                                                        Agents), as of the date of funding of the Draw 2
                                                        Bridge Loan, on the Benchmark Notes.  If the Draw 2
                                                        Bridge Loan is not repaid in whole by any Step-Up
                                                        Date following the funding of the Draw 2 Bridge
                                                        Loan, the interest rate on such outstanding Bridge
                                                        Loan will increase on such Step-Up Date by an
                                                        amount equal to the increase in interest rate on
                                                        Draw 1 Bridge Loan on such Step-Up Date.

                                                        Notwithstanding the foregoing, except in the case
                                                        of default interest described below, at no time
                                                        will the interest rate in effect on the Bridge
                                                        Loans be less than 9% per annum or exceed 15% per
                                                        annum.

                                                        Interest will be payable quarterly in arrears and on
                                                        the date of any prepayment of the Bridge Loans.

                                                        Notwithstanding the foregoing, after the occurrence
                                                        and during the continuance of an Event of Default (to
                                                        be defined in the Bridge Loan Agreement, as herein
                                                        specified), interest will accrue on the Bridge Loans
                                                        at the then applicable rate plus 200 basis points per
                                                        annum.

USE OF PROCEEDS.....................................    To fund the Acquisition and Charter's accelerated
                                                        capital expenditure plan and for

                                                        general corporate purposes.

MANDATORY REPAYMENT; COMMITMENT REDUCTION...........    On the date of each borrowing under the Bridge Loan
                                                        Agreement, the aggregate stated commitments of the
                                                        Lenders to make advances shall be automatically and
                                                        permanently reduced, on a pro rata basis, by an
                                                        amount equal to the aggregate amount of the
                                                        borrowings made on such date.

                                                        The net cash proceeds received by any of the Charter
                                                        Entities from (i) any direct or indirect public
                                                        offering or private placement of any debt or equity
                                                        securities by any of the Charter Entities, (ii) any
                                                        future bank borrowings by any of the Charter Entities
                                                        (other than (x) revolving credit borrowings under any
                                                        of the existing credit facilities of Charter's
                                                        subsidiaries (the "Credit Facilities") as in effect
                                                        on the Closing Date, (y) borrowings by Falcon and
                                                        Charter Operating pursuant to the incremental term
                                                        facilities, or greenshoes, under the current Falcon
                                                        and Charter Operating credit facilities,
                                                        respectively, in an aggregate amount not to exceed
                                                        $590 million (not to exceed $400 million in the case
                                                        of the Charter Operating facility) (the "Incremental
                                                        Borrowings") less the aggregate amount of any
                                                        Additional Falcon Borrowings (as defined below), and
                                                        (z) borrowings by Falcon under an amended and
                                                        restated or new credit facility not to exceed $1.8
                                                        billion, representing the $1.21 billion committed
                                                        under the current Falcon credit facility plus an
                                                        additional amount of up to $590 million (such
                                                        additional amount, the "Additional Falcon
                                                        Borrowings"), less the aggregate amount of any
                                                        Incremental Borrowings; provided that the aggregate
                                                        amount under the Credit

                                                        Facilities, including the Falcon and the Charter
                                                        Operating credit facilities, does not exceed $9.2
                                                        billion) and (iii) any future asset sales (it being
                                                        understood that the provisions of the Bridge Loan
                                                        Agreement regarding asset sales shall be
                                                        substantially the same (with all necessary and
                                                        appropriate changes having been made) as those set
                                                        forth in the August Agreement) by any of the Charter
                                                        Entities will be used to prepay the Bridge Loans in
                                                        each case at 100% of the principal amount of the
                                                        Bridge Loans redeemed plus accrued interest to the
                                                        date of the redemption subject, in the case of
                                                        clauses (ii) and (iii) only, to the terms of the
                                                        existing Credit Facilities or indentures requiring
                                                        prepayment of any amounts outstanding thereunder;
                                                        provided that, for purposes of clause (i), "net cash
                                                        proceeds" shall not include net cash proceeds
                                                        received by Charter Communications, Inc. ("CCI") from
                                                        any sale by CCI of shares of its Class A common stock
                                                        in an amount not to exceed $550 million (or, if the
                                                        net cash proceeds from such sale are less than $1.1
                                                        billion, not to exceed 50% of such net cash proceeds)
                                                        if such amount of net cash proceeds is designated for
                                                        payment to AT&T at the closing of the Acquisition or
                                                        any part thereof as consideration therefor in lieu of
                                                        CCI issuing shares of Class A common stock to AT&T in
                                                        connection therewith as long as such amount can be
                                                        transferred to Charter without restriction to fund
                                                        the Acquisition or any part thereof and to prepay
                                                        Bridge Loans and, if such amount were to be
                                                        transferred to any other Charter Entity, as long as
                                                        such amount could be subsequently transferred to
                                                        Charter without restriction to fund the Acquisition
                                                        or any part thereof and to prepay Bridge Loans (such
                                                        amount, the "Designated Equity Amount"); provided

                                                        further that, if any portion of the Designated Equity
                                                        Amount is not paid to AT&T in connection with the
                                                        Acquisition or any part thereof, such portion shall
                                                        be used promptly to prepay Bridge Loans. The Bridge
                                                        Loan Agreement will contain a provision to the effect
                                                        that Charter will be required to use all of the
                                                        Designated Equity Amount to fund the Acquisition or
                                                        any part thereof prior to the Lenders being required
                                                        to make any Bridge Loan for the purpose of funding
                                                        the Acquisition or any part thereof.

                                                        The unused commitments of the Lenders (under the
                                                        Commitment Letter or the Bridge Loan Agreement, as
                                                        the case may be) shall be automatically and
                                                        permanently reduced, on a pro rata basis, (A) by an
                                                        amount equal to the net cash proceeds received by any
                                                        of the Charter Entities from any transaction
                                                        specified in clauses (i), (ii) and (iii) of the
                                                        preceding paragraph minus the amount of such net cash
                                                        proceeds applied to prepay Bridge Loans in accordance
                                                        with the preceding paragraph, and (B) as provided in
                                                        Section 1(c) of the Commitment Letter; provided that,
                                                        for purposes of clause (A), "net cash proceeds" shall
                                                        not include any Designated Equity Amount; provided
                                                        further that, if any portion of the Designated Equity
                                                        Amount is not paid to AT&T at the closing of the
                                                        Acquisition or any part thereof, the unused
                                                        commitments of the Lenders (under the Commitment
                                                        Letter or the Bridge Loan Agreement, as the case may
                                                        be), if any, shall be automatically and permanently
                                                        reduced, on a pro rata basis, by such portion
                                                        (without duplication of any commitment reductions as
                                                        provided in Section 1(c) of the Commitment Letter).

                                                        In addition, at any time when the Underwriters are no
                                                        longer entitled under the Engagement Letter to act as
                                                        initial purchasers, underwriters or placement agents
                                                        in connection with the sale of Securities and there
                                                        still remain unused commitments of the Lenders, all
                                                        unused commitments of the Lenders (under the
                                                        Commitment Letter or the Bridge Loan Agreement, as
                                                        the case may be) shall be automatically and
                                                        immediately terminated in full if any of the Charter
                                                        Entities enters into any mandate, commitment,
                                                        engagement or other agreement, whether oral or
                                                        written, with any person (other than the Underwriters
                                                        in the capacities contemplated by the Engagement
                                                        Letter) pursuant to which such person is offered the
                                                        right to act as an initial purchaser, underwriter or
                                                        placement agent in connection with any sale of
                                                        Securities.

CHANGE OF CONTROL...................................    Each holder of Bridge Loans will be entitled to
                                                        require Charter, and Charter must offer, to repay
                                                        the Bridge Loans held by such holder at a price of
                                                        100% of principal amount, plus accrued interest,
                                                        upon the occurrence of a Change of Control (which
                                                        term shall have the same meaning as the term
                                                        "Change of Control" set forth in the August
                                                        Agreement) of Charter, subject to the optional
                                                        redemption provisions described below.

OPTIONAL REPAYMENT..................................    The Bridge Loans may be prepaid, in whole or in
                                                        part, at the option of Charter at any time upon
                                                        three business days' written notice at a price
                                                        equal to 100% of the principal amount thereof plus
                                                        accrued interest to the date of repayment.

PAYMENTS............................................    Payments by Charter will be made by wire

                                                        transfer of immediately available funds.

TRANSFERABILITY AND
PARTICIPATIONS......................................    Each of the Lenders will be free (with the consent
                                                        of the Administrative Agents (in their sole
                                                        discretion) prior to the earlier of (x) the date
                                                        that is four months after the Closing Date and (y)
                                                        the date on which the Syndication has been
                                                        completed (as determined by the Administrative
                                                        Agents), and thereafter with the consent of the
                                                        Administrative Agents (such consent not to be
                                                        unreasonably withheld)), to sell or transfer all or
                                                        any part of or any participation in any of the
                                                        Bridge Loans to any third party and to pledge any
                                                        or all of the Bridge Loans to any commercial bank
                                                        or other institutional lender or the Federal
                                                        Reserve Bank, to the extent permitted by law.

MODIFICATION OF
THE BRIDGE LOANS....................................    Modification of the Bridge Loans may be made with
                                                        the consent of Lenders holding greater than 50% of
                                                        the Bridge Loans then outstanding, except that no
                                                        modification or change may extend the maturity of
                                                        the Bridge Loans or time of payment of interest of
                                                        the Bridge Loans, reduce the rate of interest or
                                                        the principal amount of the Bridge Loans, alter the
                                                        redemption provisions of the Bridge Loans or reduce
                                                        the percentage of holders necessary to modify or
                                                        change the Bridge Loans without the consent of
                                                        Lenders holding 100% of the Bridge Loans affected
                                                        thereby.

COST AND YIELD PROTECTION...........................    The Lenders will receive cost and yield protection
                                                        customary for facilities and transactions of this
                                                        type, including, but not limited to taxes
                                                        (including but not limited to gross-up provisions
                                                        for withholding taxes imposed by the United States
                                                        or any

                                                        State thereof as a result of a change in law, and
                                                        income taxes associated with all gross-up payments),
                                                        changes in capital requirements, guidelines or
                                                        policies or their interpretation or application,
                                                        illegality, change in circumstances, reserves and
                                                        other provisions deemed necessary by the Lenders to
                                                        provide customary protection for U.S. and non-U.S.
                                                        financial institutions.

CONDITIONS PRECEDENT................................    The several obligations of the Lenders to make, or
                                                        cause one of their respective affiliates to make,
                                                        Bridge Loans will be subject to closing conditions
                                                        deemed appropriate by the Lenders for financings of
                                                        this kind generally and for this transaction in
                                                        particular, including, without limitation, the
                                                        closing conditions set forth in paragraphs 1
                                                        through 8 below (and such other conditions
                                                        substantially similar (with all necessary and
                                                        appropriate changes having been made) to those set
                                                        forth in the August Agreement except for section
                                                        3.1(b) thereof); provided that the Lenders shall
                                                        not be required to make Bridge Loans to fund the
                                                        Acquisition in a principal amount in excess of $1.8
                                                        billion in total and, with respect to the Missouri,
                                                        Nevada and Alabama parts of the Acquisition, in
                                                        excess of the purchase price therefor specified in
                                                        the agreements for the Acquisition as agreed upon
                                                        by the Administrative Agents.  In addition, the
                                                        several obligations of the Lenders to make, or
                                                        cause one of their respective affiliates to make,
                                                        Bridge Loans to fund the acquisitions of the Nevada
                                                        and Alabama cable systems that are part of the
                                                        Acquisition will be subject to the additional
                                                        condition set forth in paragraph 9 below:

                                                        1. Defaults Under Financing Agreements. There
                                                           shall not exist any default or

                                                           event of default under any of the Credit
                                                           Facilities, the Bridge Loans, the Bridge Loan
                                                           Agreement or any of the other documents to be
                                                           executed in connection therewith (the "Loan
                                                           Documents"), or under other material
                                                           indebtedness of Charter or its subsidiaries.

                                                        2. Due Diligence. Each of the Lenders shall have
                                                           conducted a due diligence review in form,
                                                           scope and substance satisfactory to such
                                                           Lender and shall be satisfied with the results
                                                           thereof. Such review may include but may not
                                                           be limited to an examination of (i) the
                                                           capitalization, corporate and ownership
                                                           structure of the Charter Entities, (ii)
                                                           accounting, legal, regulatory, tax, labor,
                                                           insurance, pension and environmental
                                                           liabilities, actual or contingent (which, at
                                                           the request of the Lenders, shall include an
                                                           environmental audit satisfactory to the
                                                           Lenders and their counsel), (iii) material
                                                           contracts, leases and debt agreements and (iv)
                                                           the general business, operations, financial
                                                           condition, management, prospects and value of
                                                           the Charter Entities.

                                                           The Lenders shall not have become aware of any
                                                           information relating to conditions or events
                                                           not previously described to the Lenders or
                                                           constituting new information or additional
                                                           developments concerning conditions or events
                                                           previously disclosed to the Lenders which
                                                           they, in their judgment, believe may have a
                                                           material adverse effect on the condition
                                                           (financial or otherwise), assets, liabilities
                                                           (contingent or otherwise), properties,
                                                           solvency, business, management or

                                                           prospects of the Charter Entities.

                                                        3. Absence of Certain Changes. No material change
                                                           in the capital stock, liabilities or long-term
                                                           debt of the Charter Entities (other than
                                                           increases in liabilities and long-term debt
                                                           contemplated by and set forth in the
                                                           supplemental unaudited pro forma data in
                                                           Charter's Form 10-Q for the quarter ended
                                                           September 30, 2000 and those incurred in the
                                                           ordinary course of business consistent with
                                                           past practice) or any material adverse change,
                                                           or any development involving a prospective
                                                           material adverse change, in or affecting the
                                                           general affairs, management, financial
                                                           position, stockholders' equity, results of
                                                           operations or prospects of the Charter
                                                           Entities, shall have occurred since September
                                                           30, 2000 (the date of the most recent
                                                           financial statements that have been delivered
                                                           to the Lenders as of the date hereof) and no
                                                           material inaccuracy in such financial
                                                           statements shall exist. No Change of Control
                                                           shall have occurred. On or after the date
                                                           hereof (i) no downgrading (other than a
                                                           downgrading resulting from the execution of
                                                           the Commitment Letter or funding of the Bridge
                                                           Loans) shall have occurred in the rating
                                                           accorded Charter's debt securities by any
                                                           "nationally recognized statistical rating
                                                           organization," as that term is defined by the
                                                           Securities and Exchange Commission for
                                                           purposes of Rule 436(g)(2) under the Act, and
                                                           (ii) no such organization shall have publicly
                                                           announced that it has under surveillance or
                                                           review, with possible negative implications,
                                                           its rating of any of Charter's debt
                                                           securities, excluding

                                                           any such surveillance or review caused by the
                                                           execution of the Commitment Letter or funding
                                                           of the Bridge Loans.

                                                        4. Documentation, Legal Matters, etc. The Bridge
                                                           Loan Agreement and the other definitive
                                                           documentation evidencing the Bridge Loans
                                                           shall be prepared by counsel to the
                                                           Administrative Agents and shall be in form and
                                                           substance reasonably satisfactory to the
                                                           Initial Lenders and Charter. All other matters
                                                           relating to the Bridge Loan Agreement shall be
                                                           reasonably satisfactory to Charter and the
                                                           Initial Lenders in all respects and the
                                                           Lenders shall have received such additional
                                                           certificates, legal and other opinions, in
                                                           form and substance reasonably satisfactory to
                                                           the Initial Lenders and counsel for the
                                                           Lenders, and such other documentation as they
                                                           shall request.

                                                        5. Market Disruption. There shall not have
                                                           occurred any disruption or adverse change, as
                                                           determined by GSCP and MSSF in their sole
                                                           discretion, in the financial or capital
                                                           markets generally, or in the markets for
                                                           bridge loan syndication, high yield debt or
                                                           equity securities in particular or affecting
                                                           the syndication or funding of bridge loans (or
                                                           the refinancing thereof) that may have a
                                                           material adverse impact on the ability to sell
                                                           or place Securities or to syndicate the Bridge
                                                           Loans.

                                                        6. Approvals and Consents. All governmental,
                                                           shareholder and third-party approvals and
                                                           consents necessary or, in the reasonable
                                                           opinion of the

                                                           Administrative Agents, desirable in connection
                                                           with the Bridge Loans shall have been received
                                                           and shall be in full force and effect.

                                                        7. Litigation, etc. There shall not exist any
                                                           action, suit, investigation, litigation or
                                                           proceeding pending or threatened in any court
                                                           or before any arbitrator or governmental
                                                           authority that, in the reasonable opinion of
                                                           the Administrative Agents, affects any of the
                                                           transactions contemplated hereby, or that
                                                           could have a material adverse effect on the
                                                           Charter Entities.

                                                        8. Payment of Fees and Expenses. All fees and
                                                           expenses due to the Lenders, GSCP, Goldman
                                                           Sachs, MSSF, Morgan Stanley or the
                                                           Administrative Agents on or before the Closing
                                                           Date pursuant to the Commitment Letter, the
                                                           Fee Letter, the Engagement Letter or otherwise
                                                           shall have been paid in full.

                                                        9. The Acquisition. CCI shall have raised at
                                                           least $490 million from the sale of its Class
                                                           A common stock which amount is designated to
                                                           fund the acquisitions of the Nevada and
                                                           Alabama cable systems that are part of the
                                                           Acquisition or AT&T and/or its affiliates
                                                           shall have concurrently taken at least $490
                                                           million in CCI Class A common stock as partial
                                                           consideration for such acquisitions.

COVENANTS...........................................    The Bridge Loan Agreement will contain such
                                                        covenants by Charter (with respect to Charter and
                                                        its subsidiaries) as are usual and customary for
                                                        financings of this kind or as otherwise deemed
                                                        appropriate by the

                                                        Lenders for this transaction in particular (in
                                                        their sole discretion), based upon the covenants
                                                        in the Credit Facilities (such covenants to be
                                                        substantially the same (with all necessary and
                                                        appropriate changes having been made) as those
                                                        set forth in the August Agreement).

                                                        The Bridge Loan Agreement will contain a covenant
                                                        to the effect that, at any time when funded
                                                        Bridge Loans, Senior Term Loans or Exchange Notes
                                                        are outstanding and the Underwriters are no
                                                        longer entitled under the Engagement Letter to
                                                        act as underwriters, placement agents or initial
                                                        purchasers in connection with any sale of
                                                        Securities, no Charter Entity will enter into any
                                                        mandate, commitment, engagement or other
                                                        agreement with any person (other than the
                                                        Underwriters in the capacities contemplated by
                                                        the Engagement Letter) pursuant to which such
                                                        person is offered the right to act as
                                                        underwriter, placement agent or initial purchaser
                                                        in connection with the sale of any Securities
                                                        unless such mandate, commitment, engagement or
                                                        other agreement (x) is in writing and (y)
                                                        constitutes a firm commitment by such person to
                                                        underwrite, place or sell such Securities (or, if
                                                        such Securities cannot be sold or placed in the
                                                        market for any reason, to purchase such
                                                        Securities for its own account or to provide
                                                        bridge or other loan financing in lieu of such
                                                        offering or placement of Securities), which
                                                        commitment is subject to closing conditions that
                                                        are usual and customary for financings of the
                                                        kind contemplated thereby and that are approved
                                                        by the Administrative Agents (which approval will
                                                        not be unreasonably withheld). For the avoidance
                                                        of doubt, the net cash proceeds received by any
                                                        Charter Entity

                                                        from any financing contemplated by the previous
                                                        sentence, shall constitute "net cash proceeds"
                                                        for purposes of the mandatory repayment and
                                                        commitment reduction provisions of this
                                                        Commitment Letter and the Bridge Loan Agreement.

EVENTS OF DEFAULT...................................    The Bridge Loan Agreement will include such events
                                                        of default (and, as appropriate, grace periods) as
                                                        are usual and customary for financings of this kind
                                                        or as otherwise deemed appropriate by the Lenders
                                                        for this transaction in particular (in their sole
                                                        discretion), based upon the events of default in
                                                        the Credit Facilities (such events of default to be
                                                        substantially the same (with all necessary and
                                                        appropriate changes having been made) as those set
                                                        forth in the August Agreement).

REPRESENTATIONS AND
WARRANTIES..........................................    The Bridge Loan Agreement will contain such
                                                        representations and warranties by Charter (with
                                                        respect to Charter and its subsidiaries) as are
                                                        usual and customary for financings of this kind or
                                                        as are otherwise deemed appropriate by the Lenders
                                                        for this transaction in particular (in their sole
                                                        discretion), based upon the representations and
                                                        warranties in the Credit Facilities (such
                                                        representations and warranties to be substantially
                                                        the same (with all necessary and appropriate
                                                        changes having been made) as those set forth in the
                                                        August Agreement).

TAXES, RESERVE
REQUIREMENTS AND
INDEMNITIES.........................................    The Bridge Loan Agreement will provide that all
                                                        payments will be made free and clear of any taxes
                                                        (other than franchise taxes and taxes on overall
                                                        net income), imposts, assessments, withholdings or
                                                        other deductions whatsoever assessed by the United
                                                        States or any State thereof and resulting from a
                                                        change in law.  Foreign

                                                        Lenders will be required to furnish to the
                                                        Administrative Agents appropriate certificates or
                                                        other evidence of exemption from U.S. federal tax
                                                        withholding.
                                                        Charter will indemnify the Lenders against all
                                                        increased costs of capital resulting from reserve
                                                        requirements or otherwise imposed, in each case
                                                        subject to customary increased costs and capital
                                                        adequacy.

INDEMNITY...........................................    The Bridge Loan Agreement will contain customary
                                                        and appropriate provisions relating to indemnity
                                                        and related matters in a form reasonably
                                                        satisfactory to the Administrative Agents and the
                                                        Lenders and acceptable to Charter.

GOVERNING LAW AND
JURISDICTION........................................    The Bridge Loan Agreement will provide that Charter
                                                        will submit to the non-exclusive jurisdiction and
                                                        venue of the federal and state courts of the State
                                                        of New York and will waive any right to trial by
                                                        jury.  New York law will govern the Loan Documents.

         The foregoing is intended to summarize certain basic terms of the Bridge Loans. It is not intended to be a definitive list of all of the requirements of the Lenders in connection with the Bridge Loans.

                              EXHIBIT 1 TO ANNEX A


     SUMMARY OF TERMS AND CONDITIONS OF SENIOR TERM LOANS AND EXCHANGE NOTES


         Capitalized terms used herein have the meanings assigned to them in the Summary of Terms and Conditions of Bridge Loans to which this Exhibit 1 is attached.

                                SENIOR TERM LOANS


         On the Maturity Date, so long as no Conversion Default has occurred and is continuing, the outstanding Bridge Loans will be automatically converted into Senior Term Loans. The Senior Term Loans will be governed by the provisions of the Bridge Loan Agreement and, except as expressly set forth below, the Senior Term Loans will have the same terms as the Bridge Loans.

MATURITY....................................            The Senior Term Loans will mature on the ninth
                                                        anniversary of the Maturity Date.

INTEREST RATE...............................            The Senior Term Loans will initially bear
                                                        interest at a rate per annum equal to the sum of
                                                        (i) the greater of (a) the interest rate
                                                        applicable to the Draw 1 Bridge Loan on the
                                                        Maturity Date (after giving effect to any
                                                        applicable step-up) and (b) the interest rate
                                                        applicable to the Draw 2 Bridge Loan on the
                                                        Maturity Date (after giving effect to any
                                                        applicable step-up) plus (ii) 50 basis points. If
                                                        the Senior Term Loans are not repaid within 90
                                                        days following the Maturity Date, the interest
                                                        rate on the Senior Term Loans will increase by 50
                                                        basis points at the end of such 90-day period and
                                                        will increase by an additional 50 basis points at
                                                        the end of each 90-day period thereafter.
                                                        Notwithstanding the foregoing, except in the case
                                                        of default interest described below, at no time
                                                        will the interest rate in effect on the Senior
                                                        Term Loans be less than 9% per annum or exceed
                                                        15% per annum.

                                                        Interest on the Senior Term Loans will be payable
                                                        quarterly in arrears and on the date

                                                        of any prepayment of such Senior Term Loans.

                                                        Notwithstanding the foregoing, after the
                                                        occurrence and during the continuance of an Event
                                                        of Default, interest will accrue on the Senior
                                                        Term Loans at the then applicable rate plus 200
                                                        basis points per annum.

                              SENIOR EXCHANGE NOTES


         At any time on or after the Maturity Date, upon five or more business days prior notice, Senior Term Loans may, at the option of a Lender, be exchanged for a principal amount of Exchange Notes equal to 100% of the aggregate principal amount of the Senior Term Loans so exchanged in connection with a transfer of Exchange Notes to an unaffiliated third party. No Exchange Notes will be issued until Charter receives requests to issue at least $25.0 million in aggregate principal amount of Exchange Notes. Charter will issue Exchange Notes under an indenture, in form and substance reasonably satisfactory to the Administrative Agents, which complies with the Trust Indenture Act of 1939, as amended (the "Indenture"). Charter will appoint a trustee reasonably acceptable to the holders of the Bridge Loans. Charter will agree in the Bridge Loan Agreement to execute and deliver the Indenture within 150 days after the date of the initial borrowing under the Bridge Loan Agreement.

MATURITY...........................................     The Exchange Notes will mature on the ninth
                                                        anniversary of the Maturity Date.

INTEREST RATE......................................     Each Exchange Note will bear interest at a fixed
                                                        rate equal to the greater of (x) the interest rate
                                                        on the Senior Term Loans on the date of issuance of
                                                        such Exchange Notes and (y) the bid side yield (as
                                                        confirmed by the Administrative Agents) on the
                                                        Benchmark Notes, on the date prior to the date of
                                                        issuance of the Exchange Notes; provided that,
                                                        except in the case of default interest described
                                                        below, in no event will the interest rate in effect
                                                        on the Exchange Notes be less than 9% or exceed 15%
                                                        per annum.

OPTIONAL REDEMPTION................................     Exchange Notes will be non-callable until the fifth
                                                        anniversary of the Closing Date.  Thereafter, each
                                                        Exchange Note will be callable at par plus accrued
                                                        interest plus a premium equal to one half of the
                                                        coupon on such Exchange Note, which premium shall
                                                        decline ratably on each yearly anniversary to zero
                                                        on the date that is two years prior to the maturity
                                                        of the Exchange Notes.

DEFEASANCE
PROVISIONS OF
EXCHANGE NOTES.....................................     Customary.

MODIFICATION.......................................     Customary.

REGISTRATION RIGHTS................................     Charter will agree in the Bridge Loan Agreement to
                                                        execute and deliver a registration rights
                                                        agreement, in form and substance satisfactory to
                                                        the Administrative Agents (the "Registration Rights
                                                        Agreement"), within 150 days after the date of the
                                                        initial borrowings under the Bridge Loan
                                                        Agreement.  The Registration Rights Agreement will
                                                        provide, among other provisions, that Charter will
                                                        file as soon as practicable, but no later than 300
                                                        days after the Closing Date and will use all
                                                        commercially reasonable efforts to cause to become
                                                        effective as soon thereafter as practicable, but no
                                                        later than the date that is 60 days prior to the
                                                        Maturity Date, a shelf registration statement with
                                                        respect to the Exchange Notes (a "Shelf
                                                        Registration Statement").  If a Shelf Registration
                                                        Statement is filed and becomes effective, Charter
                                                        will use commercially reasonable efforts to keep
                                                        such registration statement effective and available
                                                        (subject to customary exceptions) until it is no
                                                        longer needed to permit unrestricted resales of the
                                                        Exchange Notes.  If a Shelf Registration Statement
                                                        for the Exchange Notes has not been declared
                                                        effective on or before the date that is 60 days
                                                        prior to the Maturity Date because Charter has
                                                        failed to use commercially reasonable efforts to
                                                        have it become effective, then Charter will pay
                                                        liquidated damages in the form of increased
                                                        interest of 50 basis points per annum on the
                                                        principal amount of Exchange Notes and Senior Term

                                                        Loans outstanding to holders of such Exchange Notes
                                                        and Senior Term Loans from and including the
                                                        Maturity Date (if the Shelf Registration Statement
                                                        has not been declared effective by such date) to
                                                        but excluding the effective date of such Shelf
                                                        Registration Statement.  On the 90th day after the
                                                        Maturity Date, if a Shelf Registration Statement
                                                        for the Exchange Notes has not been declared
                                                        effective because Charter has failed to use
                                                        commercially reasonable efforts to have it become
                                                        effective, the liquidated damages shall increase by
                                                        50 basis points per annum to a per annum rate of
                                                        100 basis points, and for all periods after the
                                                        90-day anniversary of the Maturity Date, if a Shelf
                                                        Registration Statement for the Exchange Notes has
                                                        not been declared effective because Charter has
                                                        failed to use commercially reasonable efforts to
                                                        have it become effective, the liquidated damages
                                                        shall be 100 basis points per annum.  Charter will
                                                        also pay such liquidated damages for any period of
                                                        time (subject to customary exceptions) following
                                                        the effectiveness of a Shelf Registration Statement
                                                        that such Shelf Registration Statement is not
                                                        available for sales thereunder.  All accrued
                                                        liquidated damages will be paid on each interest
                                                        payment date.

COVENANTS..........................................     The Indenture relating to the Exchange Notes will
                                                        include covenants that are substantially similar to
                                                        those contained in the indenture governing the
                                                        Benchmark Notes.

EVENTS OF DEFAULT..................................     The Indenture relating to the Exchange Notes will
                                                        provide for Events of Default similar to those
                                                        contained in the indenture governing the
                                                        Benchmark Notes.

COUNSEL FOR
THE LENDERS........................................     Debevoise & Plimpton.

         The foregoing is intended to summarize certain basic terms of the Senior Term Loans and Exchange Notes. It is not intended to be a definitive list of all of the requirements of the Lenders in connection with the Senior Term Loans and Exchange Notes.